UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 18, 2014

Fairway Group Holdings Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35880 (Commission File Number)	74-1201087 (IRS Employer Identification No.)

2284 12th Avenue

New York, New York 10027

(Address of Principal Executive Offices)

(646) 616-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

See the description of the Employment Agreement, dated as of September 18, 2014, by and between Fairway Group Holdings Corp. (“Fairway”) and John E. Murphy, in Item 502(e) below.

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On September 18, 2014, in connection with the appointment of John E. (“Jack”) Murphy as the chief executive officer (the “CEO”) of Fairway (as described below), William Sanford stepped down as Fairway’s interim CEO, the position he assumed in February while Fairway undertook a search for a new CEO.

(c)                                  On September 18, 2014, Fairway appointed Jack Murphy, 66, as its CEO.

Mr. Murphy was a co-founder and Chief Operating Officer of natural foods grocer Fresh Fields, Inc. from 1990 to 1997.  Most recently he served as Chief Executive Officer of Earth Fare, Inc., an organics and natural food chain with locations in the Southeast and Midwest, from 2008 to April 2014 (he was also a board member from 2007 to April 2014).  In addition, Mr. Murphy has been an Operating Partner at McCown Deleeuw & Co., the private equity firm that owned the 24 Hour Fitness chain, and a Vice President of Operations at Purity Supreme Supermarkets.

(e)                              In connection with Mr. Murphy’s appointment as CEO, Fairway entered into an Employment Agreement (the “Employment Agreement”) with Mr. Murphy on September 18, 2014.

The initial term of Mr. Murphy’s employment ends August 31, 2016, and will automatically extend for additional one year periods unless either Fairway or Mr. Murphy elect to terminate the agreement. Mr. Murphy will receive an annual base salary of $650,000, which is subject to increase, but not decrease, by the board of directors. During each fiscal year, Mr. Murphy is eligible for an annual performance bonus determined by the board of directors from time to time in its sole discretion (except that, upon the satisfaction of certain conditions, Mr. Murphy will be entitled to a bonus of at least $150,000 for the fiscal year ended March 29, 2015). Such annual bonus will be targeted at $400,000 and will be based upon, among other things, his performance and Fairway’s financial performance. In addition, Mr. Murphy will receive a car allowance of $20,000 annually, reimbursement of relocation expenses of up to $100,000, and he is entitled to participate in Fairway’s benefit plans and arrangements for senior management personnel. The Employment Agreement also contains customary non-competition and non-disclosure provisions.

Mr. Murphy’s employment will terminate upon his death, disability, termination by the board of directors with or without “justifiable cause”, termination by him for “good reason” or upon the expiration of his employment term (as such terms are defined in the Employment Agreement). In the event Mr. Murphy’s employment is terminated by Fairway without justifiable cause or by him for good reason or Fairway elects not to renew the agreement, he is entitled to his annual salary for a period ending one year following the later of (x) August 31, 2016 or (y) the date of termination of his employment. In addition, he is entitled to the amount of any bonuses which have been accrued through the date of termination. If Mr. Murphy’s employment is terminated, as described above, Fairway will also pay Mr. Murphy’s and his eligible dependents’ COBRA health coverage premiums during the “severance period” (as defined in the Employment Agreement). These severance payments are contingent on Mr. Murphy executing a general release and his compliance with certain provisions in the Employment Agreement.

A copy of the Employment Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.  This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Employment Agreement.

In addition, on September 18, 2014, Mr. Murphy was granted 450,000 restricted stock units (“RSUs”) under Fairway’s 2013 Long-Term Incentive Plan, each unit representing a contingent right to receive one share of Fairway’s Class A common stock.  Contingent upon Mr. Murphy’s continued employment (subject to accelerated vesting in certain circumstances), 300,000 of these RSUs will vest on September 18, 2016, and 150,000 will vest on September 18, 2017.

Item 7.01 Regulation FD Disclosure

On September 18, 2014, Fairway issued a press release announcing the management changes described above. This press release is furnished as Exhibit 99.1 to this report.

Forward-looking Statements

Statements in this Current Report on Form 8-K and the exhibits filed herewith that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties.  The ability of the Company to predict results or the actual effects of its plans and strategies, or those of the combined company, is subject to inherent uncertainty.  Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors.  All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements.  In addition, the forward-looking statements represent the Company’s views as of the date as of which they were made. The Company anticipates that subsequent events and developments may cause its views to change.  However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.  Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the Fiscal Year Ended March 31, 2014, which was filed with the SEC on May 29, 2014, under the headings “Risk Factors” and “Special Note Regarding Forward-Looking Statements”.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1                              Employment Agreement dated as of September 18, 2014, by and between Fairway Group Holdings Corp. and John E. Murphy.

Exhibit 10.2                              Amended and Restated Employment Agreement dated as of February 5, 2014, by and between Fairway Group Holdings Corp. and Edward C. Arditte.

Exhibit 10.3                              Amended and Restated Employment Agreement dated as of February 5, 2014, by and between Fairway Group Holdings Corp. and William Sanford.

Exhibit 10.4                              Amended and Restated Employment Agreement dated as of February 5, 2014, by and between Fairway Group Holdings Corp. and Kevin McDonnell.

Exhibit 99.1                              Press Release issued September 18, 2014 announcing appointment of Jack Murphy as CEO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 19, 2014	Fairway Group Holdings Corp.

	By:	/s/ Edward C. Arditte
		Name:	Edward C. Arditte
		Title:	Co-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Employment Agreement dated as of September 18, 2014, by and between Fairway Group Holdings Corp. and John E. Murphy.

Exhibit 10.2	Amended and Restated Employment Agreement dated as of February 5, 2014, by and between Fairway Group Holdings Corp. and Edward C. Arditte.

Exhibit 10.3	Amended and Restated Employment Agreement dated as of February 5, 2014, by and between Fairway Group Holdings Corp. and William Sanford.

Exhibit 10.4	Amended and Restated Employment Agreement dated as of February 5, 2014, by and between Fairway Group Holdings Corp. and Kevin McDonnell.

Exhibit 99.1	Press Release issued September 18, 2014 announcing appointment of Jack Murphy as CEO.